UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2018
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KKR Real Estate Finance Trust Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38082	47-2009094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4200, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 750-8300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☒

Item 1.01	Entry into a Material Definitive Agreement.

CLO Transaction Overview

On November 28, 2018 (the “Closing Date”), KKR Real Estate Finance Trust Inc. (the “Company”) entered into a collateralized loan obligation through its wholly-owned subsidiaries KREF 2018-FL1 Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as issuer (the “Issuer”), and KREF 2018-FL1 LLC, a Delaware limited liability company, as co-issuer (the “Co-Issuer” and together with the Issuer, the “Issuers”). On the Closing Date, the Issuers co-issued the aggregate principal amounts of the following classes of notes pursuant to the terms of an indenture, dated as of November 28, 2018 (the “Indenture”), by and among the Issuers, KREF CLO Loan Seller LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Seller”), as advancing agent, Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Wells Fargo Bank, National Association, as note administrator, paying agent, calculation agent, transfer agent, custodian, securities intermediary, backup advancing agent and notes registrar (in all such capacities, together with its permitted successors and assigns, the “Note Administrator”):

Class	Amount	Maturity Date	Interest Rate Prior to October 2024 Payment Date	Interest Rate For and After October 2024 Payment Date
Class A Senior Secured Floating Rate Notes (the “Class A Notes”)	$542,500,000	June 2036	One-Month LIBOR + 1.10%	One-Month LIBOR + 1.35%
Class A-S Second Priority Secured Floating Rate Notes (the “Class A-S Notes”)	$67,500,000	June 2036	One-Month LIBOR + 1.35%	One-Month LIBOR + 1.60%
Class B Third Priority Secured Floating Rate Notes (the “Class B Notes”)	$63,750,000	June 2036	One-Month LIBOR + 1.60%	One-Month LIBOR + 2.10%
Class C Fourth Priority Secured Floating Rate Notes (the “Class C Notes”)	$63,750,000	June 2036	One-Month LIBOR + 2.00%	One-Month LIBOR + 2.50%
Class D Fifth Priority Secured Floating Rate Notes (the “Class D Notes”)	$72,500,000	June 2036	One-Month LIBOR + 2.55%	One-Month LIBOR + 3.05%

Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes and the Class D Notes are collectively referred to herein as the “Offered Notes.” The Offered Notes were placed by Wells Fargo Securities, LLC, KKR Capital Markets LLC, Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC pursuant to a placement agency agreement dated November 28, 2018.

In addition to the Offered Notes, on the Closing Date, the Issuer issued, pursuant to the Indenture:

Class	Amount	Maturity Date	Interest Rate Prior to November 2020 Payment Date	Interest Rate For and After November 2020 Payment Date
Class E Sixth Priority Floating Rate Notes (the “Class E Notes”)	$53,750,000	June 2036	One-Month LIBOR + 4.00%	One-Month LIBOR + 4.50%
Class F Seventh Priority Floating Rate Notes (the “Class F Notes”)	$27,500,000	June 2036	One-Month LIBOR + 5.00%	One-Month LIBOR + 5.50%

The Class E Notes, the Class F Notes and the Offered Notes are collectively referred to herein as the “Notes.” The Class E Notes and the Class F Notes were acquired by KREF CLO Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Retention Holder”).

Concurrently with the issuance of the Notes, the Issuer also issued preferred shares, par value $0.001 per share and with an aggregate liquidation preference and notional amount equal to $1,000 per share (the “Preferred Shares” and, together with the Notes, the “Securities”), to Retention Holder. Retention Holder acquired the Preferred Shares, in part, in order to comply with certain risk retention rules. The Preferred Shares are subject to the terms and conditions of a Preferred Share Paying Agency Agreement, dated as of November 28, 2018 (the “Preferred Share Paying Agency Agreement”), among the Issuer, Wells Fargo Bank, National Association, as preferred share paying agent, and MaplesFS Limited, as preferred share registrar. The Preferred Shares have no stated dividend rate. Holders of the Preferred Shares will be entitled to receive monthly non-cumulative dividends, if and to the extent that funds are available for such purpose, in accordance with the priority of payments set forth in the Indenture and Cayman Islands law.

The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Proceeds from the issuance of the Securities were used to purchase from the Seller 24 fully-funded pari passu participations (each, a “Pari Passu Participation”). Each Pari Passu Participation represents an interest in (i) a commercial or multi-family real estate mortgage loan (each, a “Mortgage Loan”) or (ii) a combination of a Mortgage Loan and a related mezzanine loan secured by equity interests in the related mortgage borrower (together with the related Mortgage Loan, a “Combined Loan”). The Issuer additionally may (i) purchase from the Seller during the period beginning on the Closing Date and ending on and including the payment date occurring in December 2020 certain other Mortgage Loans, Combined Loans or Pari Passu Participations in a Mortgage Loan or a Combined Loan (the “Reinvestment Collateral Interests”) and (ii) exchange with the Seller at any time any Collateral Interest that, in the reasonable business judgment of KKR Real Estate Finance Holdings L.P. (“Holdco” or the “Collateral Manager”), has a significant risk of declining in credit quality or, with a lapse or time, becoming a defaulted Collateral Interest for Collateral Interests (the “Exchange Collateral Interests”), in each case, that satisfy the eligibility criteria, the acquisition and disposition requirements and other conditions set forth in the Indenture and the Collateral Interest Purchase Agreement (as defined below). If such sale or exchange is consummated, on the related sale or exchange date, the Seller will transfer and assign all of its right, title and interest in all or a portion of the applicable Reinvestment Collateral Interest or Exchange Collateral Interest, as applicable, to the Issuer.

Any Mortgage Loan or Combined Loan in which a Pari Passu Participation represents an interest is referred to herein as a “Participated Loan” and all of the Mortgage Loans, Combined Loan and Participated Loans are referred to herein as “Real Estate Loans.” Each of the Pari Passu Participations acquired by the Issuer on the Closing Date is referred to herein as a “Closing Date Collateral Interest” and each of the Mortgage Loans, Combined Loans and Pari Passu Participations acquired by the Issuer on the Closing Date and thereafter in accordance with the terms and conditions of the Indenture (including all Reinvestment Collateral Interests and Exchange Collateral Interests (each as defined below)) is referred to herein as a “Collateral Interest.”

The Real Estate Loans will be serviced by Midland Loan Services, a Division of PNC Bank, National Association, as servicer (in such capacity, the “Servicer”) and as special servicer (in such capacity, the “Special Servicer”), pursuant to a servicing agreement (the “Servicing Agreement”), dated as of November 28, 2018, by and among the Issuer, the Servicer, the Special Servicer, the Seller (as advancing agent), the Trustee, the Note Administrator and the Collateral Manager.

The Servicing Agreement will require each of the Servicer and Special Servicer to diligently service and administer the Real Estate Loans and any applicable mortgaged property acquired directly or indirectly by the Special Servicer for the benefit of the secured parties under the Indenture. In connection with their respective duties under the Servicing Agreement, the Servicer and the Special Servicer (or any replacement servicer or sub-servicer) will be entitled to monthly servicing and special servicing fees, as described in the Servicing Agreement.

The Notes

Collateral

The Offered Notes are secured by, among other things, (i) the portfolio of the Closing Date Collateral Interests that the Issuer purchased on the Closing Date and all Collateral Interests which the Issuer purchases after the Closing Date pursuant to the terms of the Indenture (including all Reinvestment Collateral Interests and Exchange Collateral Interests acquired by the Issuer after the Closing Date), (ii) certain collection, payment, custodial, reinvestment and expense reserve accounts and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts, (iii) certain eligible investments set forth in the Indenture in which amounts in the accounts established under the Indenture may be invested, (iv) the Issuer’s rights under certain related agreements, (v) all amounts delivered to the Note Administrator (or its bailee) (directly or through a securities intermediary), (vi) all other investment property, instruments and general intangibles in which the Issuer has an interest, other than certain excepted property, (vii) the Issuer’s ownership interests in and rights in certain permitted subsidiaries and (viii) all proceeds of the foregoing (collectively, the “Collateral”).

The Offered Notes are limited recourse obligations of the Issuer and non-recourse obligations of the Co-Issuer, and the Class E Notes and the Class F Notes are limited recourse obligations of the Issuer. The Co-Issuer owns no assets and will engage in no other business other than co-issuing the Offered Notes. To the extent that amounts are insufficient to meet payments due in respect of the Notes and expenses following liquidation of the Collateral, the obligations of the Issuer and the Co-Issuer to pay such deficiency will be extinguished.

The Collateral Interests were purchased or will be purchased, as the case may be, by the Issuer from the Seller pursuant to a Collateral Interest Purchase Agreement (the “Collateral Interest Purchase Agreement”), dated as of November 28, 2018, among the Issuer, the Seller and Holdco. Pursuant to the Collateral Interest Purchase Agreement, the Seller made certain representations and warranties to the Issuer with respect to the Collateral Interests. In the event that a material breach of representation or warranty with respect to any Collateral Interest exists, the Seller will have to either (a) cure such breach of representation or warranty in all material respects, within 90 days of discovery by the Seller or any party to the Indenture (to the extent such breach is capable of being corrected or cured), (b) subject to the consent of a majority of the holders of each class of Notes (excluding any Note held by the Seller or any of its affiliates), make a cash payment to the Issuer, or (c) repurchase such Collateral Interest at a repurchase price calculated as set forth in the Collateral Interest Purchase Agreement. The obligation of the Seller to repurchase a Collateral Interest in connection with a material breach of the representations and warranties pursuant to the Collateral Interest Purchase Agreement has been guaranteed by Holdco.

The Collateral Manager will act as collateral manager pursuant to a Collateral management agreement (the “Collateral Management Agreement”), dated as of November 28, 2018, by and between the Issuer and the Collateral Manager, which contains customary representations, warranties and covenants. Under the Collateral Management Agreement, the Collateral Manager will perform certain administrative and advisory functions for the Issuer.

Interest Rate and Maturity

The Offered Notes have an initial weighted average interest rate of approximately one-month LIBOR plus 1.36%. Interest payments on the Notes are payable monthly, beginning in January 2019. Each class of Notes will mature at par in June 2036, unless redeemed or repaid prior thereto. Principal payments on each class of Notes will be paid at the stated maturity in accordance with the priority of payments set forth in the Indenture. However, it is anticipated that the Notes will be paid in advance of the stated maturity date in accordance with the priority of payments in the Indenture.

Subordination of the Notes

In general, payments of interest and principal on any class of Notes are subordinate to all payments of interest and principal on any class of Notes with a more senior priority. Generally, all payments on the Notes will be subordinate to certain payments required to be made in respect of any interest advances and certain other expenses. Payments on the Notes will be senior to any payments on or in respect of the Preferred Shares to the extent required by the priority of payments set forth in the Indenture.

Note Protection Tests

The Notes are subject to certain note protection tests as set forth in the Indenture (the “Note Protection Tests”), which will be used primarily to determine whether and to what extent interest received on the Collateral Interests may be used to make certain payments subordinate to interest and principal payments to the Class E Notes and the Class F Notes in the priority of payments set forth in the Indenture. In the event that a Note Protection Test is not satisfied on any measurement date, interest received on the Collateral Interests that would otherwise be used to pay interest on the Class E Notes and the Class F Notes and pay dividends to the Preferred Shares and make certain other payments must instead be used to pay principal of first, the Class A Notes, second, the Class A-S Notes, third, the Class B Notes, fourth, the Class C Notes and fifth, the Class D Notes, in each case, to the extent necessary to cause the Note Protection Tests to be satisfied.

The foregoing summary of the Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On November 29, 2018, the Company issued a press release announcing the closing of the collateralized loan obligation described in Items 1.01 and 2.03 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information contained in the press release shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Indenture, dated as of November 28, 2018, among KREF 2018-FL1 Ltd., KREF 2018-FL1 LLC, KREF CLO Loan Seller LLC, Wilmington Trust, National Association, and Wells Fargo Bank, National Association.

99.1	Press Release dated November 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

By:	/s/ Christen E.J. Lee
	Name:	Christen E.J. Lee
	Title:	Co-Chief Executive Officer and Co-President
Date: November 29, 2018